                                                                      EXHIBIT 14



                             JOINT FILING AGREEMENT,
                            DATED AS OF MAY 31, 2002


        In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of GSC Recovery II, L.P.; GSC Recovery II GP, L.P.; GSC RII, L.L.C., GSCP (NJ) Holdings, L.P.; GSCP (NJ), Inc.; GSCP Recovery, Inc.; Greenwich Street Capital Partners II, L.P.; GSCP Offshore Fund, L.P.; Greenwich Street Employees Fund, L.P.; Greenwich Fund, L.P.; TRV Executive Fund, L.P.; Greenwich Street Investments II, L.L.C.; GSCP (NJ), L.P.; Keith W. Abell; Alfred C. Eckert III; Robert A. Hamwee; Richard M. Hayden; Thomas V. Inglesby; Matthew C. Kaufman; Sanjay H. Patel; and Christine K. Vanden Beukel on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to shares of Common Stock, par value $0.001 per share, and Series C Voting Convertible Preferred Stock, par value $0.001 per share, of Pacific Aerospace & Electronics, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 31 day of May 2002.


           GSCP RECOVERY, INC.


           By: /s/ Matthew C. Kaufman
               ------------------------------
               Name:  Matthew C. Kaufman
               Title: Managing Director

           GSC RECOVERY II, L.P.

           By:  GSC Recovery II GP, L.P.,
                its general partner

           By:  GSC RII, LLC,
                its general partner

           By:  GSCP (NJ) Holdings, L.P.,
                its sole member

           By:  GSCP (NJ), Inc.,
                its general partner


           By: /s/ Matthew C. Kaufman
               ------------------------------
               Name:  Matthew C. Kaufman
               Title: Managing Director

           GSC RECOVERY II GP, L.P.

           By:  GSC RII, LLC,
                its general partner

           By:  GSCP (NJ) Holdings, L.P.,
                its sole member

           By:  GSCP (NJ), Inc.,
                its general partner


           By: /s/ Matthew C. Kaufman
               ------------------------------
               Name:  Matthew C. Kaufman
               Title: Managing Director

           GSC RII, LLC

           By:  GSCP (NJ) Holdings, L.P.,
                its sole member

           By:  GSCP (NJ), Inc.,
                its general partner


           By: /s/ Matthew C. Kaufman
               ------------------------------
               Name:  Matthew C. Kaufman
               Title: Managing Director

           GSCP (NJ) HOLDINGS, L.P.

           By:  GSCP (NJ), Inc.,
                its general partner


           By: /s/ Matthew C. Kaufman
               ------------------------------
               Name:  Matthew C. Kaufman
               Title: Managing Director

           GSCP (NJ), INC.


           By: /s/ Matthew C. Kaufman
               ------------------------------
               Name:  Matthew C. Kaufman
               Title: Managing Director

           GREENWICH STREET CAPITAL PARTNERS II, L.P.
           GSCP OFFSHORE FUND, L.P.
           GREENWICH FUND, L.P.
           GREENWICH STREET EMPLOYEES FUND, L.P.
           TRV EXECUTIVE FUND, L.P.
           By:  Greenwich Street Investments II, L.L.C., its General Partner:


           By: /s/ Matthew C. Kaufman
               ------------------------------
               Name:  Matthew C. Kaufman
               Title: Managing Director


           GREENWICH STREET INVESTMENTS II, L.L.C.


           By: /s/ Matthew C. Kaufman
               ------------------------------
               Name:  Matthew C. Kaufman
               Title: Managing Director


           GSCP (NJ), L.P.

           By: GSCP (NJ), Inc., its General Partner:


           By: /s/ Matthew C. Kaufman
               ------------------------------
               Name:  Matthew C. Kaufman
               Title: Managing Director


           GSCP (NJ), INC.


           By: /s/ Matthew C. Kaufman
               ------------------------------
               Name:  Matthew C. Kaufman
               Title: Managing Director

           Keith W. Abell, Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Matthew C. Kaufman, Sanjay H. Patel and Christine K. Vanden Beukel

           By: /s/ Matthew C. Kaufman
               ------------------------------
               as Attorney-in-Fact*



           By: /s/ Andrew Wagner
               ------------------------------
               as Attorney-in-Fact*

                   * Attorneys-in-Fact under Power of Attorney dated January 4, 2002 as filed with the SEC as Exhibit 7(L) to the Schedule 13D/A filed by Greenwich Street Capital Partners II, L.P. et al. on January 4, 2002 and incorporated by reference.